UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2012

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Director Designation Agreement

On January 31, 2012, in connection with the initial public offering (the “IPO”) of common stock, par value $0.01 per share (the “Common Stock”), of U.S. Silica Holdings, Inc. (the “Company”), as described in the Company’s Registration Statement on Form S-1 (File No. 333-175636) (as amended, the “Registration Statement”), the Company entered into a Director Designation Agreement with GGC USS Holdings, LLC (the “parent LLC”), an affiliate of Golden Gate Capital, that grants the parent LLC the right to nominate designees to the Company’s board of directors. The provisions of the Director Designation Agreement are substantially identical to the form of such document filed as Exhibit 10.22 to the Registration Statement and as described therein. A copy of the Director Designation Agreement is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On January 31, 2012, in connection with the Company’s IPO, the Company entered into a Registration Rights Agreement with the parent LLC that grants the parent LLC certain customary demand, shelf and piggyback registration rights with respect to its shares of Common Stock, subject to certain customary limitations. The provisions of the Registration Rights Agreement are substantially identical to the form of such document filed as Exhibit 4.2 to the Registration Statement and as described therein. A copy of the Registration Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

The parent LLC holds a majority of the outstanding capital stock of the Company. For further information concerning the other material relationships between the Company and Golden Gate Capital, see “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated January 31, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which forms part of the Registration Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2012, in connection with the Company’s IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”) and further amended and restated its bylaws, effective as of January 31, 2012 (the “Bylaws”). The provisions of the Certificate of Incorporation and the Bylaws are substantially identical to the forms of such documents filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement and as described therein. Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of U.S. Silica Holdings, Inc.

3.2	Second Amended and Restated Bylaws of U.S. Silica Holdings, Inc.

4.1	Director Designation Agreement, dated January 31, 2012, by and between U.S. Silica Holdings, Inc. and GGC USS Holdings, LLC

4.2	Registration Rights Agreement, dated January 31, 2012, by and between GGC USS Holdings, LLC and U.S. Silica Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012

U.S. SILICA HOLDINGS, INC.

/s/ William A. White
By: William A. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of U.S. Silica Holdings, Inc.

3.2	Second Amended and Restated Bylaws of U.S. Silica Holdings, Inc.

4.1	Director Designation Agreement, dated January 31, 2012, by and between U.S. Silica Holdings, Inc. and GGC USS Holdings, LLC

4.2	Registration Rights Agreement, dated January 31, 2012, by and between GGC USS Holdings, LLC and U.S. Silica Holdings, Inc.